UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

HMS Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-50194	11-3656261
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5615 High Point Drive, Irving, Texas 75038

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (214) 453-3000

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2014, HMS Holdings Corp. (the “Registrant”) issued a press release announcing its financial results for the third quarter ended September 30, 2014 (the “Q3 2014 Results”).  A copy of the press release is furnished as Exhibit 99.1 hereto.  The slide presentation to be presented on the conference call to discuss the Registrant’s Q3 2014 Results is furnished as Exhibit 99.2 hereto.

The information (including Exhibits 99.1 and 99.2) in this report is “furnished” pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The Registrant is making reference to non-GAAP financial information in both the press release and on the conference call. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release dated November 4, 2014
99.2	Slide presentation for November 4, 2014 earnings conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 4, 2014

HMS HOLDINGS CORP.

By:	/s/ Jeffrey S. Sherman
Name:	Jeffrey S. Sherman
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated November 4, 2014
99.2	Slide presentation for November 4, 2014 earnings conference call